Seligman Quality Municipal Fund, Inc.
                                   MANAGED BY
                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        Investment Managers and Advisors
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017

                                                                    CESQF3b 4/98

                                    SELIGMAN
                                -----------------
                                     QUALITY
                                -----------------
                                    MUNICIPAL
                                   FUND, INC.


                                     [LOGO]

                                 MID-YEAR REPORT
                                 APRIL 30, 1998

================================================================================
TO THE STOCKHOLDERS

During Seligman Quality Municipal Fund's second quarter, the US economy's expansion continued unabated and inflation remained virtually nonexistent, which contributed to the relative stability of the municipal market.

   The crisis in the Asian financial markets in 1997 prompted a rally in the US fixed-income markets. Bond market participants were cautiously optimistic that the impact of the Asian situation would be sufficient to slow the US economy to a more acceptable rate of growth. However, economic growth remained vigorous, and by the Fund's second quarter investors once again became concerned that the favorable rate of inflation was unsustainable given growing inflationary pressures apparent in several sectors of the economy.

   Nonetheless, the effect of the Asian economic crisis on the US thus far actually has been to counter inflationary pressures. After months of steady declines in late 1997, long-term municipal yields reversed direction and began to trend higher in the past three months. Further, the optimism of municipal market participants was heightened by the Federal Reserve Board's decision, on March 31, to maintain current short-term interest rate levels. The Fed's decision benefited the municipal bond market, and investor sentiment, because it suggests that the Fed is not overly concerned about the rate of economic growth.

   Last year's flight to quality in the Treasury market caused the spread between municipal bond yields and US Treasury yields to narrow. Further, the current surge in municipal bond issuance, occurring simultaneously with a reduction in US Treasury supply, has prevented this yield spread from normalizing. As a result, municipal bonds yields are at their most attractive level, compared with US Treasury bonds, since tax reform fears gripped the municipal market in 1995 and 1996.

   Going forward, we remain optimistic regarding the future prospects for the municipal market and your Fund. The economic expansion has improved the financial well-being of municipal credits and has increased investor confidence in the municipal bond market. Finally, the significant tax advantage of municipal bonds should continue to make this asset class attractive relative to other fixed-income investments, particularly to those investors in the higher federal income tax brackets.

   We thank you for your continued interest in Seligman Quality Municipal Fund, and look forward to serving your investment needs in the many years to come. Your Fund's investment results, a discussion with your Portfolio Manager, and the Fund's portfolio of investments follow this letter.

By order of the Board of Directors,



/s/William C. Morris
--------------------
William C. Morris
Chairman
                                                            /s/Thomas G. Moles
                                                            ------------------
                                                            Thomas G. Moles
                                                            President

   May 29, 1998

================================================================================

INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES

[PHOTO]

SELIGMAN MUNICIPALS TEAM: (FROM LEFT) AUDREY KUCHTYAK, THERESA BARION, DEBRA MCGUINNESS, (SEATED) EILEEN COMERFORD, THOMAS G. MOLES (PORTFOLIO MANAGER)



WHAT ECONOMIC AND MARKET FACTORS AFFECTED SELIGMAN QUALITY MUNICIPAL FUND IN THE
   LAST THREE MONTHS?

   "In the past three months, the acceleration in the pace of economic growth re-ignited concerns about inflation, and caused long-term municipal yields to modestly rise. However, the increase in yields did little to dampen municipal market optimism, and was generally viewed by investors as a buying opportunity.

   "Despite the recent increase in long-term yields, municipal bond yields remained at attractive levels. Municipal new issue supply has been expanding sharply, as the nation's states and cities take advantage of the attractive interest rate environment. Year-to-date, municipal issuance is up 60% versus the same period last year.

   "Further, in a widely anticipated move, the Federal Reserve Board voted on March 31 to leave the federal funds rate unchanged. While the Fed remains concerned about the economic expansion's robust pace, it has nevertheless adopted a "wait-and-see" posture in light of the remarkably favorable inflation data. Additionally, the possibility exists that the effects of the Asian crisis could be sufficient to slow the economy to a more acceptable rate of growth, thus eliminating the need for the Fed to tighten monetary policy."

WHAT WAS YOUR INVESTMENT STRATEGY?

   "Our investment strategy reflects our positive outlook for interest rates. We continue to seek municipal bonds with characteristics that will enhance Seligman Quality Municipal Fund's performance in a stable, or declining, yield environment. Additionally, recent purchases have been concentrated in insured, triple-A rated bonds, as a narrowing of the yield spread between high-quality and lower-quality credits has reduced the incentive to invest in lower-rated bonds.

   "Additionally, we have been focusing on extending the call protection of the Fund. (A callable bond is a bond which the issuer is permitted to redeem, prior to maturity, on specified dates and at predetermined prices.) As the Fund matures, older portfolio holdings are approaching their optional call dates, resulting in increased reinvest- ment risk as yields decline.

   "Our municipal team is continually seeking to improve the Fund's investment returns. Through in-depth credit analysis and market research, we seek to identify, and profit from, opportunities in the municipal marketplace."

WHAT IS THE OUTLOOK?

   "Overall, we are very positive about the long-term prospects for the municipal market in general, and your Fund in particular. Stable long-term interest rates, improving credit trends, and attractive real rates of return bode well for the performance of the municipal bond market going forward. At J. & W. Seligman & Co. Incorporated, our approach to managing Seligman Quality Municipal Fund is straightforward: We invest for the long term, building a diversified portfolio of quality bonds, while seeking to provide our Stockholders with competitive investment returns."

================================================================================

INVESTMENT RESULTS PER COMMON SHARE

TOTAL RETURNS*
FOR PERIODS ENDED APRIL 30, 1998


                                                                       AVERAGE ANNUAL
                                                          --------------------------------------
                                                                                         SINCE
                                  THREE          SIX          ONE         FIVE         INCEPTION
                                 MONTHS**       MONTHS**     YEAR         YEARS        11/29/91
                                 ------        ------        -----        -----        --------
         Market Price           (3.76)%         3.96%       13.93%        8.06%          7.45%
         Net Asset Value        (1.07)          2.59        10.02         7.40           8.71

PRICE PER SHARE
                             APRIL 30, 1998        JANUARY 31, 1998       OCTOBER 31, 1997
                             --------------        ----------------       ----------------
         Market Price           $14.875                $15.6875                $15.00
         Net Asset Value         15.02                  15.41                   15.35

DIVIDEND AND CAPITAL GAIN INFORMATION
FOR THE SIX MONTHS ENDED APRIL 30, 1998

                                                             CAPITAL GAIN
                                                ---------------------------------------
                             DIVIDENDS PAID+       PAID       REALIZED    UNREALIZED
                            --------------         ----       --------    ----------
                                $0.4564           $0.269       $0.128       $1.470++

ANNUAL DISTRIBUTION RATE
The annual distribution rate based on current market price at April 30, 1998, was 6.09%, which is equivalent to a taxable yield of 9.58% based on the maximum federal tax rate of 39.6%.

               -------------------------------------------------

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

  *These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are invested in additional shares.

 **Returns for periods of less than one year are not annualized.

 + Preferred Stockholders were paid dividends at annual rates ranging from 3.05% to 5.15%. Earnings on the Fund's assets in excess of the preferred dividend requirements constituted dividend income for Common Stockholders. A portion of dividends paid to Common Stockholders is taxable as ordinary income.

++ Represents the per share amount of net unrealized appreciation of portfolio securities as of April 30, 1998.


================================================================================
PORTFOLIO OF INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
                             FACE                                                                      RATINGS+
STATE                       AMOUNT                   MUNICIPAL BONDS                                  MOODY'S/S&P    MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------


ALASKA -- 2.4%            $  930,000   Alaska Housing Finance Corporation (Collateralized
                                        Mortgage Obligation), 7.05% due 6/1/2025 ...................    Aaa/AAA     $    990,264
                           1,490,000   Alaska Housing Finance Corporation (Collateralized
                                        Veterans' Mortgage Program), 61/2% due 6/1/2034 ............    Aaa/AAA        1,564,381
CALIFORNIA -- 7.9%         5,000,000   San Francisco City and County Airport Commission
                                        International Airport Rev., 5.80% due 5/1/2021* ............    Aaa/AAA        5,151,900
                           2,750,000   San Joaquin Hills Transportation Corridor Agency Rev.
                                        (Senior Lien Toll Road), 63/4% due 1/1/2032 ................    Aaa/NR         3,077,167
GEORGIA -- 3.0%            3,000,000   Atlanta Airport Facilities Rev., 61/4% due 1/1/2021* ........    Aaa/AAA        3,165,810
HAWAII -- 1.8%             1,750,000   Hawaii State Airports System Rev., 7% due 7/1/2020* .........    Aaa/AAA        1,891,908
ILLINOIS -- 3.2%           3,000,000   Regional Transportation Authority GOs,
                                        6.70% due 11/1/2011 ........................................    Aaa/AAA        3,289,680
KANSAS -- 3.1%             3,000,000   Burlington Pollution Control Rev. (Kansas Gas and
                                        Electric Company Project), 7% due 6/1/2031 .................    Aaa/AAA        3,252,420
LOUISIANA -- 3.2%            970,000   Louisiana Public Facilities Authority Hospital Rev.
                                        (Southern Baptist Hospitals Inc. Project),
                                        8% due 5/15/2012 ...........................................    NR/AAA         1,176,620
                           2,000,000   Louisiana Public Facilities Authority Hospital Rev.
                                        (Our Lady of Lourdes Regional Medical Center
                                        Project), 6.45% due 2/1/2022 ...............................    Aaa/AAA        2,170,500
MASSACHUSETTS -- 7.3%      4,000,000   Massachusetts Health & Educational Facilities
                                        Authority Rev. (New England Medical Center),
                                        65/8% due 7/1/2025 .........................................    Aaa/AAA        4,346,120
                           3,000,000   Massachusetts Housing Finance Agency Rev.
                                        (Residential Development), 67/8% due 11/15/2021 ............    Aaa/AAA        3,221,760
MONTANA -- 5.5%            2,220,000   Forsyth Pollution Control Rev. (Puget Sound
                                        Power & Light Co.), 71/4% due 8/1/2021* ....................    Aaa/AAA        2,419,822
                           1,620,000   Montana State Board of Investments Payroll Tax
                                        Rev. (Workers' Compensation Program),
                                        67/8% due 6/1/2020 .........................................    Aaa/AAA        1,758,267
                             845,000   Montana State Board of Investments Payroll Tax
                                        Rev. (Workers' Compensation Program),
                                        67/8% due 6/1/2020 .........................................    Aaa/AAA          917,121
                             535,000   Montana State Board of Investments Payroll Tax
                                        Rev. (Workers' Compensation Program),
                                        67/8% due 6/1/2020 .........................................    Aaa/AAA          580,662


------------
See footnotes on page 5.

================================================================================
                                                                  APRIL 30, 1998
------------------------------------------------------------------------------------------------------------------------------------
                             FACE                                                                      RATINGS+
STATE                       AMOUNT                   MUNICIPAL BONDS                                  MOODY'S/S&P    MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK -- 18.7%         $3,000,000   Metropolitan Transportation Authority Rev.
                                        (Commuter Facilities), 6.10% due 7/1/2026 ..................    Aaa/AAA     $  3,218,250
                           2,000,000   Metropolitan Transportation Authority Rev.
                                        (Transit Facilities), 6.10% due 7/1/2026 ...................    Aaa/AAA        2,145,500
                           5,000,000   New York City GOs, 61/4% due 4/15/2027 ......................    A3/BBB+        5,348,000
                           3,000,000   New York State Local Government Assistance
                                        Corporation, 7% due 4/1/2021 ...............................    Aaa/AAA        3,280,680
                           5,125,000   New York State Thruway Authority Rev.,
                                        6% due 1/1/2025 ............................................    Aaa/AAA        5,429,784
PENNSYLVANIA -- 9.8%       2,500,000   Allegheny County Airport Rev. (Greater Pittsburgh
                                        International Airport), 6.80% due 1/1/2010* ................    Aaa/AAA        2,700,275
                           2,000,000   Allegheny County Airport Rev. (Greater Pittsburgh
                                        International Airport), 65/8% due 1/1/2022* ................    Aaa/AAA        2,152,800
                           5,000,000   Philadelphia Airport Rev., 6.10% due 6/15/2025*                  Aaa/AAA        5,293,500
SOUTH CAROLINA -- 8.7%     4,000,000   South Carolina Public Service Authority Rev. (Santee
                                        Cooper), 6.10% due 7/1/2027 ................................    Aaa/AAA        4,276,960
                           4,500,000   South Carolina State Ports Authority Rev., 63/4% due
                                        7/1/2021* ..................................................    Aaa/AAA        4,832,190
TEXAS -- 7.1%              5,000,000   Houston Water & Sewer Systems Rev.,
                                        61/8% due 12/1/2015 ........................................    Aaa/AAA        5,520,450
                           1,730,000   Texas State Veterans' Housing Assistance GOs,
                                        6.80% due 12/1/2023* .......................................    Aa2/AA         1,854,577
VIRGINIA -- 3.6%           3,500,000   Virginia Housing Development Authority (Multi-
                                        Family Housing), 7% due 11/1/2012 ..........................    Aa1/AA+        3,741,360
WASHINGTON -- 7.1%           860,000   Douglas County Public Utilities District #1
                                        Hydroelectric Rev., 7.80% due 9/1/2018* ....................      A/A+           931,285
                           5,000,000   King County Sewer GOs, 61/8% due 1/1/2033 ...................    Aaa/AAA        5,346,850
                           1,000,000   Municipality of Metropolitan Seattle Sewer Rev.,
                                        6.60% due 1/1/2032 .........................................    Aaa/AAA        1,078,100
WISCONSIN -- 4.1%          4,000,000   Wisconsin Housing & Economic Development
                                        Authority Housing Rev., 6.85% due 11/1/2012 ................    Aaa/AAA        4,263,040
                                                                                                                    ------------
TOTAL MUNICIPAL BONDS (Cost $93,497,115)-- 96.5% ..............................................................      100,388,003
SHORT-TERM HOLDINGS (Cost $1,500,000)-- 1.4% ..................................................................        1,500,000
OTHER ASSETS LESS LIABILITIES-- 2.1% ..........................................................................        2,132,091
                                                                                                                    ------------
NET INVESTMENT ASSETS-- 100.0% ................................................................................     $104,020,094
                                                                                                                    ============

----------------
+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

================================================================================

STATEMENT OF ASSETS AND LIABILITIES                                                                 APRIL 30, 1998

ASSETS:
Investments at value:
   Long-term holdings (cost $93,497,115)........................................      $100,388,003
   Short-term holdings (cost $1,500,000)........................................         1,500,000   $ 101,888,003
                                                                                      ------------
Cash..............................................................................................          93,399
Interest receivable...............................................................................       2,145,553
Expenses prepaid to stockholder service agent.....................................................          12,796
Other.............................................................................................          31,903
                                                                                                     -------------
TOTAL ASSETS......................................................................................     104,171,654
                                                                                                     -------------

LIABILITIES:
Accrued expenses, taxes, and other................................................................         151,560
                                                                                                     -------------
NET INVESTMENT ASSETS.............................................................................     104,020,094
Preferred Stock...................................................................................      33,600,000
                                                                                                     -------------
NET ASSETS FOR COMMON STOCK ......................................................................   $  70,420,094
                                                                                                     =============

NET ASSETS PER SHARE OF COMMON STOCK (Market value $14.875).......................................          $15.02
                                                                                                            ======

COMPOSITION OF NET INVESTMENT ASSETS:
Preferred Stock Series TH, $.01 par value, liquidation preference and asset coverage per share--$50,000 and $154,792, respectively; Shares
   authorized and outstanding--1,000 and 672, respectively........................................   $  33,600,000
Common Stock, $.01 par value:  Shares authorized-- 49,999,000; issued
   and outstanding-- 4,688,183....................................................................          46,882
Additional paid-in capital........................................................................      63,147,288
Dividends in excess of net investment income......................................................        (263,631)
Undistributed net realized gain...................................................................         598,667
Net unrealized appreciation of investments........................................................       6,890,888
                                                                                                     -------------

NET INVESTMENT ASSETS.............................................................................    $104,020,094
                                                                                                      ============




----------
See Notes to Financial Statements.


================================================================================

STATEMENT OF OPERATIONS                                                   FOR THE SIX MONTHS ENDED APRIL 30, 1998
INVESTMENT INCOME:
INTEREST..........................................................................................     $3,055,945
EXPENSES:
Management fee..................................................................          $339,049
Stockholder account and registrar services......................................            51,851
Auction agent fee...............................................................            41,926
Auditing and legal fees.........................................................            36,910
Stockholder reports and communications..........................................            28,686
Custody and related services....................................................            12,376
Stockholders' meeting...........................................................            12,369
Directors' fees and expenses....................................................             6,372
Miscellaneous...................................................................             6,272
                                                                                          --------
TOTAL EXPENSES....................................................................................        535,811
                                                                                                       ----------

NET INVESTMENT INCOME.............................................................................      2,520,134*
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments................................................           598,457
Net change in unrealized appreciation of investments............................          (645,797)
                                                                                          --------

NET LOSS ON INVESTMENTS...........................................................................        (47,340)
                                                                                                       ----------
INCREASE IN NET INVESTMENT ASSETS FROM OPERATIONS.................................................     $2,472,794
                                                                                                       ==========



-------------
* Net investment income available for Common Stock is $1,886,290, which is net of Preferred Stock dividends.

See Notes to Financial Statements.

================================================================================

STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS

                                                                               SIX MONTHS ENDED       YEAR ENDED
                                                                                APRIL 30, 1998     OCTOBER 31, 1997
                                                                              ------------------- ------------------
OPERATIONS:
Net investment income........................................................    $  2,520,134        $  5,058,552
Net realized gain on investments.............................................         598,457           1,249,355
Net change in unrealized appreciation of investments.........................        (645,797)            801,937
                                                                                 ------------        ------------
INCREASE IN NET INVESTMENT ASSETS FROM OPERATIONS............................       2,472,794           7,109,844
                                                                                 ------------        ------------
DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income:
   Preferred Stock, Series TH (per share: $943.22 and $1,826.08).............        (633,844)         (1,227,126)
   Common Stock (per share: $.4036 and $.8254)...............................      (1,886,290)         (3,831,426)
                                                                                 ------------        ------------
   Total.....................................................................      (2,520,134)         (5,058,552)
Dividends in excess of net investment income:
   Common Stock (per share: $.0528 and $.1130)...............................        (246,844)           (524,427)
Net realized gain on investments:
   Common Stock (per share: $.269 and $.154).................................      (1,252,536)           (713,041)
                                                                                 ------------        ------------
DECREASE IN NET INVESTMENT ASSETS FROM DISTRIBUTIONS.........................      (4,019,514)         (6,296,020)
                                                                                 ------------        ------------
CAPITAL SHARE TRANSACTIONS:
Value of shares of Common Stock issued for investment plan
   (31,794 and 68,714 shares)................................................         483,934           1,004,990
Value of shares of Common Stock issued in payment of gain
   distribution (17,439 and 10,157 shares)...................................         266,817             145,346
Cost of shares purchased for investment plan
   (13,300 and 69,500 shares)................................................        (200,248)         (1,016,195)
                                                                                 ------------        ------------
INCREASE IN NET INVESTMENT ASSETS FROM CAPITAL SHARE TRANSACTIONS............         550,503             134,141
                                                                                 ------------        ------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS.................................        (996,217)            947,965

NET INVESTMENT ASSETS:
Beginning of period..........................................................     105,016,311         104,068,346
                                                                                 ------------        ------------
END OF PERIOD (including dividends in excess of net investment
   income of $263,631 and $16,787, respectively).............................    $104,020,094        $105,016,311
                                                                                 ============        ============

----------
See Notes to Financial Statements.

================================================================================

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

B. FEDERAL TAXES -- The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all net income and net gain realized.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities. Discounts other than original issue discounts are not amortized.

D. DISTRIBUTIONS TO STOCKHOLDERS -- Dividends and distributions paid by the Fund are recorded on the ex-dividend date. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gain may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

2. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 1998, amounted to $5,590,250 and $5,838,650, respectively.

   At April 30, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $6,953,328 and $62,440, respectively.

3. DIVIDEND INVESTMENT PLAN -- Under the Fund's Charter, dividends or other distributions on the Common Stock cannot be declared unless the Fund can satisfy the requirements of two separate asset maintenance tests after giving effect to such distributions.

   The Fund, in connection with its Dividend Investment Plan (the "Plan"), acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the six months ended April 30, 1998, 13,300 shares were purchased in the open market at a cost of $200,248, which represented a weighted average discount of 1.66% from the net asset value of those acquired shares. A total of 11,846 shares were issued to Plan participants during this period for proceeds of $177,517, a discount of 1.11% from the net asset value of those shares.

   The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during the six months ended April 30, 1998.

4. CAPITALIZATION -- The Fund is authorized to issue 50,000,000 shares of Capital Stock, par value $.01 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized to classify and reclassify any unissued shares

================================================================================

of Capital Stock, and has reclassified 1,000 shares of unissued Common Stock as Preferred Stock.

   The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $50,000 per share plus any accumulated but unpaid dividends if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Charter are not satisfied. Liquidation preference of the Preferred Stock is $50,000 per share plus accumulated and unpaid dividends.

   Dividends on Preferred Shares are cumulative at a rate established at the initial public offering and are typically reset every seven days based on the rate per annum or such other period as determined by the Fund that results from an auction.

   The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and generally will vote together with holders of shares of Common Stock as a single class. Voting as a separate class, holders of Preferred Stock are entitled to elect two of the Fund's directors.

5. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.65% per annum of the Fund's average daily net assets.

   Seligman Data Corp., which is owned by certain associated investment companies, charged at cost $34,901 for stockholder account services.

   Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at April 30, 1998, of $17,056 is included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

================================================================================

FINANCIAL HIGHLIGHTS

   The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount.

   "Total investment return for period" measures the Fund's performance but assumes investors purchased Fund shares at market value or net asset value as of the beginning of the period, invested dividends and capital gains paid as provided for in the Fund's dividend investment plan, and then sold their shares at the closing market value or net asset value on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling Fund shares. Total investment return for periods of less than one year is not annualized.

   The ratios of expenses and net investment income to average net investment assets and to average net assets for Common Stock, for all periods presented, do not reflect the effect of dividends paid to Preferred Stockholders.




                                              SIX MONTHS                     YEAR ENDED OCTOBER 31,
                                                 ENDED         ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                4/30/98       1997       1996         1995        1994        1993
                                              ----------      -----      -----        -----       -----       -----
NET ASSET VALUE, BEGINNING
   OF PERIOD ..............................     $15.35      $15.18      $15.31       $13.76       $16.49      $14.05
                                                ------      ------      ------       ------       ------      ------
Net investment income .....................       0.54        1.09        1.12         1.13         1.13        1.13
Net realized and unrealized
   investment gain (loss) .................      (0.01)       0.43        0.06         1.72        (2.45)       2.46
                                                ------      ------      ------       ------       ------      ------
INCREASE (DECREASE) FROM
   INVESTMENT OPERATIONS ..................       0.53        1.52        1.18         2.85        (1.32)       3.59
Dividends paid from net investment
   income on Preferred Stock ..............      (0.13)      (0.26)      (0.27)       (0.29)       (0.20)      (0.19)
Dividends paid from net investment
   income on Common Stock .................      (0.41)      (0.83)      (0.90)       (0.94)       (0.94)      (0.94)
Dividends in excess of net investment
   income paid on Common Stock ............      (0.05)      (0.11)      (0.04)          --           --          --
Distribution from net realized gain .......      (0.27)      (0.15)      (0.10)       (0.07)       (0.27)      (0.02)
                                                ------      ------      ------       ------       ------      ------
NET INCREASE (DECREASE) IN NET
   ASSET VALUE ............................      (0.33)       0.17       (0.13)        1.55        (2.73)       2.44
                                                ------      ------      ------       ------       ------      ------
NET ASSET VALUE, END OF PERIOD ............     $15.02      $15.35      $15.18       $15.31       $13.76      $16.49
                                                ======      ======      ======       ======       ======      ======
MARKET VALUE, END OF PERIOD ...............     $14.875     $15.00      $14.25       $13.625      $11.50      $15.75
                                                =======     ======      ======       =======      ======      ======

================================================================================


                                              SIX MONTHS
                                                 ENDED                       YEAR ENDED OCTOBER 31,
                                                               -----------------------------------------------------
TOTAL INVESTMENT RETURN FOR PERIOD:             4/30/98       1997       1996         1995        1994        1993
                                              ----------      -----      -----        -----       ----        -----
Based upon market value ...................       3.96%      13.42%       12.62%       27.87%    (20.50)%     18.79%
Based upon net asset value ................       2.59%       8.95%        6.77%       20.09%     (9.15)%     25.03%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net
   investment assets ......................       1.03%+      1.11%        1.11%        1.08%      1.11%       1.17%
Expenses to average net assets for
   Common Stock ...........................       1.51%+      1.65%        1.65%        1.62%      1.63%       1.72%
Net investment income to average
   net investment assets ..................       4.83%+      4.88%        4.98%        5.19%      5.06%       4.96%
Net investment income to average net
   assets for Common Stock ................       7.10%+      7.21%        7.36%        7.76%      7.48%       7.28%
Portfolio turnover rate ...................       5.52%      16.74%       14.05%        8.63%     12.36%      10.69%
NET INVESTMENT ASSETS, END OF PERIOD
   (000s omitted):
For Common Stock ..........................    $ 70,420    $ 71,416     $ 70,468    $  71,084    $63,906   $  76,588
For Preferred Stock .......................      33,600      33,600       33,600       33,600     33,600      33,600
                                               --------    --------     --------     --------   --------    --------
TOTAL NET INVESTMENT ASSETS ...............    $104,020    $105,016     $104,068     $104,684    $97,506    $110,188
                                               ========    ========     ========     ========   ========    ========


------------
+ Annualized.
See Notes to Financial Statements.

================================================================================

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND STOCKHOLDERS,
SELIGMAN QUALITY MUNICIPAL FUND, INC.:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Quality Municipal Fund, Inc. as of April 30, 1998, the related statements of operations for the six months then ended and of changes in net investment assets for the six months then ended and for the year ended October 31, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at April 30, 1998, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Quality Municipal Fund, Inc. as of April 30, 1998, the results of its operations, the changes in its net investment assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
May 29, 1998

================================================================================
Board of Directors

JOHN R. GALVIN 2
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, Raytheon Company

ALICE S. ILCHMAN 3
PRESIDENT, Sarah Lawrence College
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW 2
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, The New York and Presbyterian Hospital

BETSY S. MICHEL 2
TRUSTEE, The Geraldine R. Dodge Foundation
CHAIRMAN OF THE BOARD OF TRUSTEES, St. George's School

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

RICHARD R.SCHMALTZ 1
MANAGING DIRECTOR AND DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT,
   J. & W. Seligman & Co. Incorporated


----------
Member:  1 Executive Committee
         2 Audit Committee
         3 Director Nominating Committee

EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

THOMAS G. MOLES
PRESIDENT

EILEEN A. COMERFORD
VICE PRESIDENT

AUDREY G. KUCHTYAK
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY


MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

STOCKHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 622-4597    24-Hour Automated Telephone Access Service
(800) 874-1092    Stockholder Services
(212) 682-7600    Outside the Continental United States